                                                                   EXHIBIT 99.20



DEBTOR:  GREAT PACIFIC NW CRUISE LINE, L.L.C.       CASE NUMBER:  01-10977 (EIK)

                            MONTHLY OPERATING REPORT
                              AS OF MARCH 31, 2002
                                       AND
                            FOR THE MONTH THEN ENDED






In accordance with title 28, section 1746, of the United States Code, I declare under penalty of perjury that I have examined the attached March Monthly Operating Report (Attachments 1 through 9) and, to the best of my knowledge, these documents are true, correct, and complete.

/s/ NICHOLAS J. DAVISON
 ------------------------------
Nicholas J. Davison
Senior Vice President, Finance

DEBTOR:  GREAT PACIFIC NW CRUISE LINE, L.L.C.       CASE NUMBER:  01-10977 (EIK)

                            MONTHLY OPERATING REPORT
                              AS OF MARCH 31, 2002
                                       AND
                            FOR THE MONTH THEN ENDED



                                    CONTENTS

Attachment 1               Summary of Bank and Investment Accounts

Attachment 2               Schedule of Receipts and Disbursements

Attachment 3               Bank and Investment Account Statements

Attachment 4               Income Statement

Attachment 5               Balance Sheet

Attachment 6               Summary of Due To/Due From Intercompany Accounts

Attachment 7               Accounts Receivable Aging

Attachment 8               Accounts Payable Detail

Attachment 9               Notes to March Monthly Operating Report

16-Apr-02        Summary Of Bank, Investment & Petty Cash Accounts  Attachment 1
11:04 PM               Great Pacific NW Cruise Line, L.L.C.
Summary                       Case No: 01-10977 (EIK)                  UNAUDITED
Great Pacific NW             For Month Of March, 2002
 Cruise Line, LLC

                                                    Balances
                                   ----------------------------------      Receipts &             Bank
                                         Opening             Closing       Disbursements          Statements       Account
Account                            As Of 3/01/02        As Of 3/31/02      Included               Included         Reconciled

Great Pacific NW Cruise Line                  0.00              0.00       No -                   No -             No -
Payroll                                                                    Account                Account          Account
U.S. Bank                                                                  Closed                 Closed           Closed
Account # - 153390417191

Great Pacific NW Cruise Line                  0.00              0.00       No -                   No -             No -
Steamer                                                                    Account                Account          Account
U.S. Bank                                                                  Closed                 Closed           Closed
Account # - 153390417191

Great Pacific NW Cruise Line                  0.00              0.00       No -                   No - Not         No -
Columbia Queen Petty Cash                                                  No Activity            Concentration    No Activity
                                                                                                  Account

16-Apr-02                   Receipts & Disbursements                Attachment 2
11:06 PM               Great Pacific NW Cruise Line, L.L.C.
Summary                    Case No: 01-10977 (EIK)
Great Pacific NW           For Month Of March, 2002
Cruise Line, LLC
Attach 3


              No Receipts Or Disbursements Due To All Accounts Closed

16-Apr-02            Concentration & Investment Account Statements  Attachment 3
11:05 PM                Great Pacific NW Cruise Line, L.L.C.
Summary                      Case No: 01-10977 (EIK)
Great Pacific                For Month Of March, 2002
 NW Cruise Line, LLC
Attach 3


              No Statements Due To No Concentration Or Investment Accounts

AMCV US SET OF BOOKS                              Date: 19-APR-02 08:27:51
INCOME STATEMENT - ATTACHMENT 4                   Page:   1
Current Period: MAR-02

currency USD
Company=24 (COLUMBIA QUEEN)

                                                   PTD-Actual
                                                    31-Mar-02
                                                  ---------------
Revenue
Gross Revenue                                              0.00
Allowances                                                 0.00
                                                  --------------
Net Revenue                                                0.00

Operating Expenses
Air                                                        0.00
Hotel                                                      0.00
Commissions                                                0.00
Onboard Expenses                                           0.00
Passenger Expenses                                    (2,801.06)
Vessel Expenses                                       12,952.32
Layup/Drydock Expense                                      0.00
Vessel Insurance                                      32,771.17
                                                  --------------
Total Operating Expenses                              42,922.43
                                                  --------------
Gross Profit                                         (42,922.43)

SG&A Expenses
Sales & Marketing                                          0.00
Start-Up Costs                                             0.00
                                                  --------------
Total SG&A Expenses                                        0.00
                                                  --------------
EBITDA                                               (42,922.43)

Depreciation                                               0.00
                                                  --------------
Operating Income                                     (42,922.43)

Other Expense/(Income)
Interest Income                                            0.00
Interest Expense                                       9,013.14
Equity in Earnings for Sub                                 0.00
Reorganization expenses                                    0.00
                                                  --------------
Total Other Expense/(Income)                           9,013.14
                                                  --------------
Net Pretax Income/(Loss)                             (51,935.57)

Income Tax Expense                                         0.00
                                                  --------------
Net Income/(Loss)                                    (51,935.57)
                                                  ==============

AMCV US SET OF BOOKS                                    Date: 18-APR-02 17:04:42
BALANCE SHEET - ATTACHMENT 5                            Page:   1
Current Period: MAR-2

currency USD
Company=24 (COLUMBIA QUEEN)

                                                YTD-Actual        YTD-Actual
                                                 31-Mar-02         22-Oct-01
                                              ---------------    ------------
ASSETS

Cash and Equivalent                                       0.00         31,623.21

Restricted Cash                                           0.00              0.00

Accounts Receivable                                   2,632.21         11,425.61

Inventories                                         173,958.61        199,562.38

Prepaid Expenses                                          0.00          2,800.00

Other Current Assets                                      0.00              0.00

                                             ------------------------------------
Total Current Assets                                176,590.82        245,411.20


Fixed Assets                                     45,093,524.95     45,093,524.95

Accumulated Depreciation                         (1,870,234.50)    (1,870,234.50)

                                             ------------------------------------
Net Fixed Assets                                 43,223,290.45     43,223,290.45


Net Goodwill                                              0.00              0.00

Intercompany Due To/From                        (10,074,113.50)    (9,983,225.62)

Net Deferred Financing Fees                       2,496,640.50      2,545,011.02

Net Investment in Subsidiaries                            0.00              0.00

                                             ------------------------------------
Total Other Assets                               (7,577,473.00)    (7,438,214.60)

                                             ------------------------------------
Total Assets                                     35,822,408.27     36,030,487.05
                                             ====================================

AMCV US SET OF BOOKS                                    Date: 18-APR-02 17:04:42
BALANCE SHEET - ATTACHMENT 5                            Page:   2
Current Period: MAR-2

currency USD
Company=24 (COLUMBIA QUEEN)

                                                YTD-Actual        YTD-Actual
                                                 31-Mar-02         22-Oct-01
                                              ---------------    ------------
LIABILITIES

Accounts Payable                                        235.00            180.00

Accrued Liabilities                                 330,022.43        331,444.68

Deposits                                                  0.00              0.00

                                             ------------------------------------
Total Current Liabilities                           330,257.43        331,624.68


Long Term Debt                                            0.00              0.00

Other Long Term Liabilities                               0.00              0.00

                                             ------------------------------------
Total Liabilities                                   330,257.43        331,624.68


OTHER

Liabilities Subject to Compromise                37,788,314.80     37,792,814.64

                                             ------------------------------------
Total Other                                      37,788,314.80     37,792,814.64


OWNER'S EQUITY

Common Stock                                              0.00              0.00

Add'l Paid In Capital                                     0.00              0.00

Current Net Income (Loss)                          (111,258.15)        18,578.51

Retained Earnings                                (2,184,905.81)    (2,112,530.78)

                                             ------------------------------------
Total Owner's Equity                             (2,296,163.96)    (2,093,952.27)

                                             ------------------------------------
Total Liabilities & Equity                       35,822,408.27     36,030,487.05
                                             ====================================

Great Pacific                    ATTACHMENT 6                     01-10977 (JCA)
  NW Cruise Line, LLC  Summary List of Due To/Due From Accounts
                       For the Month Ended March 31, 2002


                                                           BEGINNING                                                 ENDING
AFFILIATE NAME                            CASE ID #        BALANCE             DEBITS           CREDITS            BALANCE
American Classic Voyages Co.              01-10954      15,487,540.41                -                 -        15,487,540.41
AMCV Cruise Operations, Inc.              01-10967      (9,405,617.36)               -         15,126.18        (9,420,743.54)
The Delta Queen Steamboat Co.             01-10970       8,436,809.68         9,483.86         32,092.21         8,414,201.33
DQSB II, Inc.                             01-10974            (339.49)               -                 -              (339.49)
Great AQ Steamboat, L.L.C.                01-10960          (5,552.79)               -                 -            (5,552.79)
Great River Cruise Line, L.L.C.           01-10963          (2,052.08)               -                 -            (2,052.08)
Great Ocean Cruise Line, L.L.C.           01-10959         (10,219.55)               -                 -           (10,219.55)
Cruise America Travel, Incorporated       01-10966        (674,733.24)               -                 -          (674,733.24)
Delta Queen Coastal Voyages, L.L.C.       01-10964         118,887.26                -                 -           118,887.26
Cape May Light, L.L.C.                    01-10961           5,380.67                -                 -             5,380.67
Project America, Inc.                     N/A              (27,500.00)               -                 -           (27,500.00)
Oceanic Ship Co.                          N/A                1,701.33                -                 -             1,701.33
Project America Ship I, Inc.              N/A              291,567.65                -                 -           291,567.65
Ocean Development Co.                     01-10972     (24,185,738.20)               -                 -       (24,185,738.20)
Great Hawaiian Properties Corporation     01-10971         (66,513.26)               -                 -           (66,513.26)
                                                       -----------------------------------------------------------------------
                                                       (10,036,378.97)        9,483.86         47,218.39       (10,074,113.50)
                                                       =======================================================================

GREAT PACIFIC NW CRUISE LINE, L.L.C.            CASE #:           01-10977 (EIK)


ACCOUNTS RECEIVABLE RECONCILIATION AND AGING







DETAIL:                                        0-30 DAYS        31-60 DAYS       61-90 DAYS        91+ DAYS           TOTAL


Paymentech Credit Card Processor                                                                      2,632.21            2,632.21
American Express Credit Card Processor                                                                                          --
Discover Credit Card Processor                                                                                                  --
Diners Credit Card Processor                                                                                                    --
Travel Agents                                                                                                                   --

                                               ------------------------------------------------------------------------------------
Total                                                --                 --                --          2,632.21            2,632.21
                                               ====================================================================================








                                                                   ATTACHMENT #7

                                 COLUMBIA QUEEN
                                AP-STEAMER CHECKS

                               24-000-221300-00000

                                    MARCH-02

OUTSTANDING CHECKS:

                            1566 K Tinnin (American Express)             180.00
                            1611 Charles Saporiti                         55.00
                                                                      ----------
                            TOTAL PER G/L:                               235.00
                                                                      ==========




                            ATTACHMENT # 8

DEBTOR:  GREAT PACIFIC NW CRUISE LINE, L.L.C.       CASE NUMBER:  01-10977 (JCA)


                      PRELIMINARY MONTHLY OPERATING REPORT
                              AS OF MARCH 31, 2002

                                       AND
                            FOR THE MONTH THEN ENDED

                                  ATTACHMENT 9
                     NOTES TO MARCH MONTHLY OPERATING REPORT

The information contained herein is unaudited.

All assets presented herein continue to be held at historical book values, net of accumulated depreciation or amortization. The Company has not attempted to adjust its books to reflect fair market values of its assets, nor has it attempted to adjust asset book values to reflect any potential impairments.

Liabilities included in these financial statements reflect amounts known by the Company to have been incurred. The Company has listed in prior filings with the United States Trustee potential additional claims it believes may be asserted against the Company.

To the best of the Debtor's knowledge and belief, based on currently available information, all Federal income and payroll taxes due and owing have been paid.

1. Physical inventory counts have now been performed internally for food and beverage. An evaluation of fuel inventory pricing has been performed and carrying values have been adjusted accordingly. Other inventory amounts have been adjusted to amounts contained in the Debtor's computer systems. The Debtor estimates that it would cost up to $50,000 to perform physical counts of the inventories of The Delta Queen Steamboat Company and its subsidiaries. Should physical inventory counts be performed, amounts recorded as inventory on the Debtor's books and records could change materially.

2. Deferred financing costs represent costs incurred in connection with placing prepetition debt instruments. Deferred financing costs are being amortized to interest expense over the term of the applicable debt instrument. The Debtor has ceased paying cash interest on its long-term debt, and accordingly, has ceased accruing for such payments as interest expense.

3. The Debtor ceased operating its primary asset, the Columbia Queen, on October 22, 2001. In connection therewith, the Debtor ceased accruing for its next scheduled lay-up, ceased recording depreciation, and has not adjusted related lay-up accrual or asset values pending the outcome of Chapter 11 proceedings.

4. The Debtor has been unable to negotiate acceptable contract terms with credit card processors other than its primary processor, Paymentech. Accordingly, the

DEBTOR:  GREAT PACIFIC NW CRUISE LINE, L.L.C.       CASE NUMBER:  01-10977 (JCA)

                      PRELIMINARY MONTHLY OPERATING REPORT
                              AS OF MARCH 31, 2002

                                       AND
                            FOR THE MONTH THEN ENDED

                                  ATTACHMENT 9
                     NOTES TO MARCH MONTHLY OPERATING REPORT

         Debtor has written off prepetition receivables which cannot be processed for collection.